SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2015

BENEFICIAL BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36806	47-1569198
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

Beneficial Bank Place, 1818 Market Street, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(215) 864-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry Into a Definitive Agreement

On October 21, 2015, Beneficial Bancorp, Inc., a Maryland corporation (“Beneficial Bancorp”), Conestoga Bancorp, Inc., a Pennsylvania corporation, and Conestoga Bank, a Pennsylvania commercial bank, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), pursuant to which Conestoga Bancorp will, subject to the terms and conditions of the Stock Purchase Agreement, sell all of the outstanding shares of common stock of Conestoga Bank to Beneficial Bancorp (the “Acquisition”). Immediately following the Acquisition, Beneficial Bancorp will merge Conestoga Bank with and into Beneficial Bank with Beneficial Bank as the surviving entity.  The trustees and executive officers of Beneficial Bank immediately before the closing of the bank merger will be the trustees and executive officers of the surviving entity.

Pursuant to the Stock Purchase Agreement, Beneficial Bancorp will acquire all of the outstanding shares of common stock of Conestoga Bank from Conestoga Bancorp in exchange for a cash payment equal to 160% of the stated book value of Conestoga Bank’s outstanding common stock as of a date specified in the Stock Purchase Agreement, up to an aggregate purchase price not to exceed $105,000,000, excluding the effect of certain change-in-control and severance payments and certain transaction-related expenses incurred by Conestoga Bank in connection with the Acquisition, less goodwill and core deposit intangibles (the “Bank Tangible Book Value”).  To the extent that the Bank Tangible Book Value exceeds $65,625,000, which would equate to a purchase price in excess of $105,000,000, the Stock Purchase Agreement provides that Conestoga Bank shall declare and pay a dividend to Conestoga Bancorp on the effective date of the transaction for the amount of the Bank Tangible Book Value in excess of $65,625,000.

The Boards of Directors of Beneficial Bancorp, Conestoga Bancorp and Conestoga Bank have approved the Stock Purchase Agreement. In addition, a majority of Conestoga Bancorp’s shareholders have issued written consents approving the Acquisition.  Subject to regulatory approvals and other customary closing conditions, the parties anticipate completing the Acquisition in the first or second quarter of 2016.   A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 and incorporated herein by reference.

The Stock Purchase Agreement contains representations, warranties and covenants of Beneficial Bancorp, Conestoga Bancorp and Conestoga Bank, including, among others, covenants (i) by Conestoga Bancorp and Conestoga Bank to, subject to certain exceptions as more fully set forth in the Stock Purchase Agreement, conduct their respective businesses in the ordinary course during the period between the execution of the Stock Purchase Agreement and consummation of the Acquisition and (ii) prohibiting Conestoga Bancorp and Conestoga Bank, subject to certain exceptions more fully set forth in the Stock Purchase Agreement, from engaging in certain kinds of transactions during such period. Conestoga Bancorp and Conestoga Bank have also agreed not to solicit proposals relating to alternative business combination transactions or, except in limited circumstances, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions, and to pay a termination fee to Beneficial Bancorp in the event of a breach of these provisions and in additional circumstances specified in the Stock Purchase Agreement.

The Stock Purchase Agreement contains certain termination rights for both Beneficial Bancorp and Conestoga Bancorp.

The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is filed as Exhibit 2.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect”, “target”, “positions”, “prospects” or “potential” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed Acquisition, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Acquisition, as well as other statements of expectations regarding the Acquisition, and other statements of Beneficial Bancorp’s goals, intentions and expectations; statements regarding Beneficial Bancorp’s business plan and growth strategies; statements regarding the asset quality of Beneficial Bancorp’s loan and investment portfolios; and estimates of Beneficial Bancorp’s risks and future costs and benefits, whether with respect to the Acquisition or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the ability to obtain regulatory approvals and meet other closing conditions to the acquisition of Conestoga Bank and merger of Conestoga Bank with and into Beneficial Bank; delay in closing the Acquisition; difficulties and delays in integrating the Conestoga Bank business or fully realizing cost savings and other benefits; business disruption following the Acquisition; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Beneficial Bank products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms; and other risks and factors identified in Beneficial Bancorp’s filings with the Securities and Exchange Commission.

Beneficial Bancorp does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition,

Beneficial Bancorp’s and Conestoga Bancorp’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Acquisition is effectuated or not.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Stock Purchase Agreement by and between Beneficial Bancorp Inc., Conestoga Bancorp, Inc. and Conestoga Bank dated October 21, 2015

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIAL BANCORP, INC.

Date: October 27, 2015	By:	/s/ Thomas D. Cestare
Thomas D. Cestare
Executive Vice President and
Chief Financial Officer